Exhibit 99.1

MOVING FORWARD.

Supplemental Financial Information

WEINGARTEN REALTY

Quarter Ended
December 31, 2012

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
New Development Properties	11
Land Held for Development	12
Disposition and Acquisition Summary	13
Capital Expenditures	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 41

Other Topics of Interest
Reconciliation of Impairment Transactions	43
Ground Lease Summary	44

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2012, we owned or operated under long-term leases, interests in 292 developed properties and 2 new development properties which are located in 21 states that span the United States from coast to coast. The total number of properties includes 288 neighborhood and community shopping centers and 6 other operating properties. These properties represent approximately 53.7 million square feet of which our interests in these properties aggregated approximately 31.4 million square feet of leasable area. Our properties were 93.6% leased as of December 31, 2012, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES SAME PROPERTY NOI BY 5.1% AND INCREASES DIVIDEND BY 5.2%

Houston, February 14, 2013 --- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the fourth quarter and full year ended December 31, 2012.

Fourth Quarter Operating and Financial Highlights

•	Recurring Funds from Operations (“FFO”) was $0.47 per diluted share;

•	Same Property Net Operating Income (“NOI”) for retail properties increased by 5.1% over the fourth quarter of the prior year which is the highest reported increase since the fourth quarter of 2005;

•	Retail occupancy improved to 93.7% during the fourth quarter, up from 93.0% in the fourth quarter of last year; and

•	The Board of Trust Managers increased the common dividend per share 5.2% to $0.305 per quarter or $1.22 on an annualized basis.
Financial Results
The Company reported net income attributable to common shareholders of $42.9 million or $0.35 per diluted share (hereinafter “per share”) for the fourth quarter of 2012, as compared to $22.2 million or $0.18 per share for the same period in 2011. For the full year 2012, the Company reported net income of $109.2 million or $0.90 per share compared to a net loss of $19.9 million or ($0.17) per share for the full year 2011. Included in net income for both 2012 and 2011 were gains on the sale of properties and partnership interests of $0.69 and $0.10 per share, respectively. Included in 2012 and 2011 were non-cash impairments of $0.29 and $0.65, respectively.
For the current quarter, Reported FFO was $57.0 million or $0.46 per share compared to $58.1 million or $0.48 per share for 2011. Reported FFO for 2011 excludes impairments of operating properties of $0.02 per share. Recurring FFO for the fourth quarter of 2012 was $0.47 per share or $58.6 million. For the same quarter last year, Recurring FFO was $0.48 per share or $58.5 million. This decrease in Recurring FFO per share over the prior year was primarily due to the sale of $706.7 million of non-core assets during the year, offset by the Company's acquisition and new development programs, increased operating income from the existing portfolio and reduced interest expense due to favorable refinancing transactions.

i

For the full year ended December 31, 2012, Reported FFO was $222.1 million or $1.83 per share compared to $173.3 million or $1.44 per share for 2011. Reported FFO excludes impairments of operating properties of $0.29 per share in both 2012 and 2011. Recurring FFO for 2012 was $227.7 million or $1.87 per share compared to $217.7 million or $1.81 per share for 2011. Recurring FFO excludes additional impairments of non-operating assets of $0.36 per share in 2011. The increase in Recurring FFO, consistent with the quarter, was primarily due to the Company's acquisition, disposition and new development programs, improvements in the existing portfolio and reduced interest expense.
A reconciliation of net income to both Reported and Recurring FFO is shown on the attached financial statement page and is also shown on page 5 of the supplemental package. The Company has also introduced enhanced disclosure in the supplemental package of Net Debt to Adjusted EBITDA on page 8 and portfolio information found on pages 24-41.
Operating Results
Same Property NOI during the fourth quarter increased by 5.1% versus a year ago. These results are primarily driven by leases that were previously signed but commenced during the quarter. Retail occupancy increased to 93.7% in the fourth quarter from 93.0% in the same quarter of 2011. This increase was slightly muted by the early stabilization of nine new development properties during the quarter. Excluding those nine assets, retail occupancy would have been 93.9%.
The Company produced solid leasing results again during the fourth quarter with 350 new leases and renewals totaling 1.1 million square feet and representing $17 million of annual revenue.  The 350 transactions were comprised of 148 new leases and 202 renewals, representing annual revenues of $6.2 million and $10.8 million, respectively.  The average rental rate increase on new leases and renewals signed during the quarter was a solid 7.1%.
“We are proud of the results our team achieved not only this quarter but throughout the year. The 5.1% increase in Same Property NOI for the quarter was truly outstanding and is a testament to the strength of our quality portfolio and the exceptional efforts of our associates,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Capital Recycling
During the quarter, the Company sold seven retail shopping centers, two industrial properties, its interest in an industrial partnership and a land parcel for a total of $141.6 million. For the year, dispositions totaled $706.7 million, which included the sale of the Company's industrial portfolio as well as the exit from seven non-strategic markets in the retail portfolio. Over the year, the Company redeployed this capital into outstanding new investments. Acquisitions for the year totaled $235.3 million and spending on existing new development projects was an additional $30.2 million for the year.

“With dispositions for the year exceeding $700 million, we generated a significant amount of capital to recycle into higher quality investments in our target markets, and to also materially deleverage our balance sheet,” said Drew Alexander, President and Chief Executive Officer.
Balance Sheet
In October, the Company closed on the sale of $300 million of 3.375% ten-year notes. The notes were sold at a discount to par to yield interest at 3.42%. The proceeds from the transaction were used to pay down all amounts outstanding under the Company's $500 million revolving credit facility and to redeem $54.1 million of its 3.95% Convertible Notes and $72.5 million of its 6.95% Series E Preferred Shares.
“The $300 million notes offering was exceptionally well received by the market as the transaction was more than six times over-subscribed with $1.2 billion of demand. The sale of these notes allowed us to lock in very favorable long-term rates for ten years and pay off our revolving credit facility to provide liquidity for future debt maturities and growth opportunities.” said Steve Richter, Executive Vice President and Chief Financial Officer.
Dividend
On February 14, 2013, the Board of Trust Managers declared an increase in the common dividend to $0.305 per share for the first quarter of 2013. This represents a 5.2% increase resulting in an annualized dividend of $1.22 per share. The dividend is payable in cash on March 15, 2013 to shareholders of record on March 7, 2013.
The Board of Trust Managers also declared dividends on the Company's preferred shares. Dividends related to the 6.75% Series D Cumulative Redeemable Preferred Shares (NYSE:WRIPrD) are $0.421875 per share for the quarter. Dividends on the 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) are $0.40625 per share for the quarter. All preferred dividends are also payable on March 15, 2013 to shareholders of record on March 7, 2013.
Recurring FFO Guidance
The Company's full year Recurring FFO guidance remains in the range of $1.84 to $1.90 per share. This guidance assumes the following estimates:

Dispositions	$200 million to $300 million
Acquisitions	$175 million to $225 million
Incremental new development investment	$25 million to $75 million
Same Property NOI	+2% to +3%
Please refer to the full list of guidance information found on page 9 of the supplemental package.

Conference Call Information
The Company also announced that it will host a live webcast of its quarterly conference call on February 15, 2013 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company's website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888)-771-4371 (conference ID # 32913536). A replay and will be available through the Company's web site starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a commercial real estate owner, manager and developer.  At December 31, 2012, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 292 developed income-producing properties and 2 properties under various stages of construction and development. The total number of properties includes 288 neighborhood and community shopping centers and 6 other operating properties located in 21 states spanning the country from coast to coast representing approximately 53.7 million square feet.  To learn more about the Company's operations and growth strategies, please visit www.weingarten.com.
Forward-Looking Statements
Statements included herein that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company's regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company's performance.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011	2010	2009	2008
Revenues:
Rentals, net	$128,191	$116,752	$491,369	$464,234	$458,750	$470,221	$493,205
Other	3,727	2,977	12,169	14,123	12,534	16,336	12,478
Total	131,918	119,729	503,538	478,357	471,284	486,557	505,683
Expenses:
Depreciation and amortization	37,851	32,844	140,983	131,350	125,302	122,852	126,523
Operating	25,440	23,436	98,426	89,998	90,881	88,205	98,857
Real estate taxes, net	14,363	13,353	58,077	55,522	53,173	58,307	58,376
Impairment loss	—	3,101	9,982	55,574	33,317	34,983	52,539
General and administrative	7,448	6,579	28,554	25,477	24,944	25,862	25,666
Total	85,102	79,313	336,022	357,921	327,617	330,209	361,961
Operating Income	46,816	40,416	167,516	120,436	143,667	156,348	143,722
Interest Expense, net	(27,224)	(31,449)	(115,812)	(139,717)	(145,391)	(149,265)	(151,756)
Interest and Other Income, net	1,262	2,078	6,048	5,062	9,823	11,422	4,307
Gain on Sale of Real Estate Joint Venture and Partnership Interests	8,641	—	14,203	—	—	—	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	5,157	3,892	(1,558)	7,834	12,889	5,548	12,196
Gain on Acquisition	—	—	1,869	—	—	—	—
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes	—	—	—	—	(135)	25,311	12,961
Gain on Land and Merchant Development Sales	—	—	—	—	—	17,956	8,361
Benefit (Provision) for Income Taxes	393	(202)	(79)	(146)	82	(5,980)	10,542
Income (Loss) from Continuing Operations	35,045	14,735	72,187	(6,531)	20,935	61,340	40,333
Operating Income from Discontinued Operations	890	8,057	10,611	11,318	27,205	32,905	43,542
Gain on Sale of Property from Discontinued Operations	18,865	9,687	68,589	10,273	1,093	55,956	68,722
Income from Discontinued Operations	19,755	17,744	79,200	21,591	28,298	88,861	112,264
Gain on Sale of Property	175	91	1,034	1,679	2,005	25,075	1,998
Net Income	54,975	32,570	152,421	16,739	51,238	175,276	154,595
Less: Net Income Attributable to Noncontrolling Interests	(1,224)	(1,528)	(5,781)	(1,118)	(5,032)	(4,174)	(8,943)
Net Income Adjusted for Noncontrolling Interests	53,751	31,042	146,640	15,621	46,206	171,102	145,652
Dividends on Preferred Shares	(8,323)	(8,869)	(34,930)	(35,476)	(35,476)	(35,476)	(34,711)
Redemption Costs of Preferred Shares	(2,500)	—	(2,500)	—	—	—	(1,850)
Net Income (Loss) Attributable to Common Shareholders	$42,928	$22,173	$109,210	$(19,855)	$10,730	$135,626	$109,091
Earnings Per Common Share - Basic	$0.36	$0.18	$0.90	$(0.17)	$0.09	$1.24	$1.29
Earnings Per Common Share - Diluted	$0.35	$0.18	$0.90	$(0.17)	$0.09	$1.23	$1.28

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2012	2011
ASSETS
Property	$4,399,850	$4,688,526
Accumulated Depreciation	(1,040,839)	(1,059,531)
Property Held for Sale, net		73,241
Property, net	3,359,011	3,702,236
Investment in Real Estate Joint Ventures and Partnerships, net (a)	289,049	341,608
Total	3,648,060	4,043,844
Notes Receivable from Real Estate Joint Ventures and Partnerships	89,776	149,204
Unamortized Debt and Lease Costs, net	135,783	115,191
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $12,127 in 2012 and $11,301 in 2011 )	79,540	86,530
Cash and Cash Equivalents	19,604	13,642
Restricted Deposits and Mortgage Escrows	44,096	11,144
Other, net	167,925	168,671
Total Assets	$4,184,784	$4,588,226

LIABILITIES AND EQUITY
Debt, net	$2,204,030	$2,531,837
Accounts Payable and Accrued Expenses	119,699	124,888
Other, net	120,900	107,919
Total Liabilities	2,444,629	2,764,644

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2012 and 2011; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued; no shares outstanding in 2012 and 29 shares outstanding in 2011; liquidation preference $72,500 in 2011	—	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2012 and 2011; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 121,505 in 2012 and 120,844 in 2011	3,663	3,641
Additional Paid-In Capital	1,934,183	1,983,978
Net Income Less Than Accumulated Dividends	(335,980)	(304,504)
Accumulated Other Comprehensive Loss	(24,743)	(27,743)
Total Shareholders' Equity	1,577,130	1,655,380
Noncontrolling Interests	163,025	168,202
Total Equity	1,740,155	1,823,582
Total Liabilities and Equity	$4,184,784	$4,588,226

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Funds from Operations
Numerator:
Net income (loss) attributable to common shareholders	$42,928	$22,173	$109,210	$(19,855)
Depreciation and amortization	37,232	37,271	143,783	150,668
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	4,694	5,605	20,955	22,887
Impairment of operating properties and real estate equity investments	26	2,780	15,033	28,995
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	19,946	7,025
(Gain) on acquisition	—	—	(1,869)	(4,559)
(Gain) on sale of property and interests in real estate equity investments	(27,636)	(9,717)	(83,683)	(11,846)
(Gain) loss on sale of property of unconsolidated real estate joint ventures and partnerships	(689)	—	(1,247)	10
Funds from Operations - Basic	56,555	58,112	222,128	173,325
Funds from operations attributable to operating partnership units	427	—	—	—
Funds from Operations - Diluted	56,982	58,112	222,128	173,325
Adjustments for Recurring FFO:
Other impairment loss, net of tax	—	355	403	42,417
Extinguishment of debt costs, net	(1,650)	—	(1,650)	2,679
Severance costs	702	—	2,825	—
Acquisition costs	21	19	1,494	295
Redemption costs of preferred shares	2,500	—	2,500	—
Litigation settlement, net of tax	—	—	—	(1,040)
Recurring Funds from Operations - Diluted	$58,555	$58,486	$227,700	$217,676

Denominator:
Weighted average shares outstanding - Basic	120,871	120,422	120,696	120,331
Effect of dilutive securities:
Share options and awards	1,035	815	1,009	—
Operating partnership units	1,565	—	—	—
Weighted average shares outstanding - Diluted	123,471	121,237	121,705	120,331

Funds from Operations per Share - Basic	$0.47	$0.48	$1.84	$1.44

Funds from Operations Per Share - Diluted	$0.46	$0.48	$1.83	$1.44
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax	—	—	—	0.36
Extinguishment of debt costs, net	(0.01)	—	(0.01)	0.02
Severance costs	—	—	0.02	—
Acquisition costs	—	—	0.01	—
Redemption costs of preferred shares	0.02	—	0.02	—
Litigation settlement, net of tax	—	—	—	(0.01)
Recurring Funds from Operations Per Share - Diluted	$0.47	$0.48	$1.87	$1.81

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Rentals, net
Base minimum rent, net	$99,825	$92,361	$383,505	$362,570
Straight line rent	651	920	3,235	4,282
Over/Under-market rentals, net	17	178	512	797
Percentage rent	1,712	1,755	5,561	4,860
Tenant reimbursements	25,986	21,538	98,556	91,725
Total	$128,191	$116,752	$491,369	$464,234

Fee Income Primarily from Real Estate Joint Ventures and Partnerships

Total	$1,827	$1,774	$7,007	$6,674

Interest Expense, net
Interest paid or accrued	$29,912	$32,643	$121,594	$142,605
Over-market mortgage adjustment of acquired properties, net	(1,957)	(350)	(2,657)	(1,893)
Amortization of convertible bond discount	—	—	—	1,334
Gross interest expense	27,955	32,293	118,937	142,046
Capitalized interest	(731)	(844)	(3,125)	(2,329)
Total	$27,224	$31,449	$115,812	$139,717

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$809	$837	$3,049	$3,418
Deferred compensation interest income	265	917	2,052	125
Other	188	324	947	1,519
Total	$1,262	$2,078	$6,048	$5,062

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$131,918	$119,729	$503,538	$478,357
Operating expense	(25,440)	(23,436)	(98,426)	(89,998)
Real estate taxes	(14,363)	(13,353)	(58,077)	(55,522)
Total	92,115	82,940	347,035	332,837

Net Operating Income from Discontinued Operations	1,211	13,981	26,613	55,390

Minority Interests Share of Net Operating Income and Other Adjustments	(4,674)	(5,445)	(20,697)	(24,172)
Pro rata Income From Consolidated Ventures	88,652	91,476	352,951	364,055

Pro rata share of Unconsolidated Joint Ventures
Revenues	16,188	16,978	66,974	68,426
Operating expense	(3,022)	(3,121)	(11,585)	(11,742)
Real estate taxes	(1,909)	(1,944)	(8,360)	(8,126)
Total	11,257	11,913	47,029	48,558
Net Operating Income including Joint Ventures	$99,909	$103,389	$399,980	$412,613

Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net
Net income (loss) from unconsolidated real estate joint ventures and partnerships	$4,026	$2,858	$(6,127)	$3,514
Intercompany fee income reclass	1,202	1,292	4,987	5,088
Other adjustments	(71)	(258)	(418)	(768)
Equity in earnings (loss) of real estate joint ventures and partnerships, net	$5,157	$3,892	$(1,558)	$7,834

Dividends
Common Dividends per Share	$0.290	$0.275	$1.160	$1.100

Common Dividends Paid as a % of Reported Funds from Operations	62.3%	57.2%	63.3%	76.7%

Common Dividends Paid as a % of Recurring Funds from Operations	60.6%	56.8%	61.8%	61.0%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.6%	5.5%	5.7%	5.3%

General and Administrative Expenses/Total Assets before Depreciation	0.14%	0.12%	0.55%	0.45%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2012	2011

Property
Land	$881,156	$918,627
Land held for development	121,294	124,528
Land under development	6,155	20,281
Buildings and improvements	3,325,793	3,557,173
Construction in-progress	65,452	67,917
Total	$4,399,850	$4,688,526

Straight Line Rent Receivable
	$58,497	$61,684

Other Assets, net
Notes receivable and mortgage bonds, net	$36,122	$40,380
Debt service guaranty asset	74,075	74,075
Non-qualified benefit plan assets	16,027	14,697
Out-of-market rentals, net	7,729	5,755
Deferred income tax asset	11,548	11,936
Interest rate derivative	9,926	10,816
Other	12,498	11,012
Total	$167,925	$168,671

Other Liabilities, net
Deferred revenue	$14,127	$14,992
Non-qualified benefit plan liabilities	44,348	44,523
Deferred income tax payable	3,497	5,320
Out-of-market rentals, net	18,984	13,386
Interest rate derivative	768	674
Other	39,176	29,024
Total	$120,900	$107,919

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$16,142	$17,342
Above-market leases - Accumulated Amortization	(8,413)	(11,587)
Below-market assumed mortgages (included in Debt, net)	5,722	5,722
Below-market assumed mortgages - Accumulated Amortization	(2,367)	(1,762)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	104,353	74,361
Valuation of in place leases - Accumulated Amortization	(39,665)	(38,842)
Total	$75,772	$45,234

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$36,517	$39,399
Below-market leases - Accumulated Amortization	(17,533)	(26,013)
Above-market assumed mortgages (included in Debt, net)	42,708	45,670
Above-market assumed mortgages - Accumulated Amortization	(29,176)	(31,597)
Total	$32,516	$27,459

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2012	2011

Common Share Data
Closing Market Price	$26.77	$21.82

90-Day, Average Daily Trading Volume	836,362	1,089,938

Capitalization
Debt	$2,204,030	$2,531,837
Preferred Shares	425,000	497,500
Sub-total Debt & Preferred Shares	2,629,030	3,029,337
Common Shares at Market	3,252,689	2,636,816
Operating Partnership Units at Market	41,708	34,563
Total Market Capitalization (As reported)	$5,923,427	$5,700,716
Debt to Total Market Capitalization (As reported)	37.2%	44.4%
Debt to Total Market Capitalization (Pro rata)	36.3%	43.8%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	30,000	145,000
Outstanding Letters of Credit Under Revolving Facility	2,429	3,429
Unused Portion of Credit Facility	$467,571	$351,571

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	43.6%	44.8%
Debt + Preferred Asset Ratio	None	52.0%	53.6%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	18.5%	18.1%
Unencumbered Asset Test (Public)	Greater than 150%	250.6%	256.8%
Fixed Charge Coverage (Pro rata)	Greater than 1.5x	2.1x	2.0x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$119,657	$102,917
(Gain)\Loss on Sale of Real Estate	(27,681)	(9,768)
Ground Rent	500	474
Depreciation included in Discontinued Operations	262	—
Other Non-Recurring Items	26	3,170
Recurring EBITDA	$92,764	$96,793
Net Debt (less cash & equivalents)	$2,184,426	$2,518,195
Net Debt to Adjusted EBITDA (annualized)	5.89x	6.50x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance
(in thousands, except share amounts)

2013 Guidance

Recurring FFO Per Diluted Share	$1.84 - $1.90

Portfolio Activity ($ in millions)
Acquisitions	$175 - $225
New Development	$25 - $75

Total	$200 - $300

Dispositions	$200 - $300

Operating Information

Same Property Net Operating Income	+2% to +3%

Signed Occupancy	94% to 95%

Retail Rental Growth	+3% to +6%

Investment Activity

Weingarten Realty Investors
New Development Properties
As of December 31, 2012
(in thousands at pro rata share, except percentages)

						Total Square Feet of Building Area (1)		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception to Date (2)	Total Estimated Investment (3)			Completions ($) Year To Date
Center Name		Location	Anchors	WRI Own %		Gross	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

UNDER DEVELOPMENT
1	Tomball Marketplace	Tomball, TX	Academy#, Kohl's#	100.0%		147	62	53.5%	80.5%	582	14,310	15,351	15,351
	Tomball Marketplace Phase 2	Tomball, TX	Ross, Marshall's	100.0%		172	104	67.2%	80.2%	3,017	16,341	17,991	17,991
	Total Wholly Owned					319	165	62.1%	80.3%	$3,599	$30,651	$33,341	$33,341	7.1%	$11,033

2	Hilltop Village Center	Alexandria, VA	Wegman's	100.0%	(4)	265	265	67.6%	67.6%	15,679	27,638	63,862	63,862
	Total Joint Venture					265	265	67.6%	67.6%	$15,679	$27,638	$63,862	$63,862	8.3%	$—

	Total 2 Properties Under Development (exclusive of phasing)					584	430	65.5%	74.5%	$19,278	$58,290	$97,203	$97,203	7.9%	$11,033

						Spent Inception to Date (from above)						$58,290	$58,290
						Additional Capital Needed to Complete						40,955	40,955
						Reimbursement of Future Property						(2,042)	(2,042)
						Total Estimated Investment						$97,203	$97,203

	QTR Completed	YTD Completed	1Q'13E	2Q'13E	3Q'13E	4Q'13E	1Q'14E	Remaining Balance
Completion ($)	$1,078	$11,033	$0 - $1,000	$0 - $2,500	$0 - $3,500	$0 - $4,500	$1,100 - $6,300	$59,700 - $64,700
Weighted Return (%)	8.0%	7.1%	0% - 0%	6.8% - 7.3%	6.8% - 7.3%	6.8% - 7.3%	6.8% - 7.3%	8.0% - 8.5%
Net Operating Income	$86	$783	$0	$0 - $182	$0 - $256	$0 - $330	$756 - $445	$4,747 - $5,468

# Denotes anchors that are not owned by Weingarten.

(1)	Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI’s share of building area (Net) square footage reflects WRI’s ownership percentage excluding square feet owned by other and excluding other possible future building area.

(2)	Net of non-cash impairment charges.

(3)	Net of anticipated proceeds from land.

(4)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Note: Phased properties are counted as one property.

Weingarten Realty Investors
Land Held for Development
As of December 31, 2012
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	16.2
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	18.2
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy 17 & US Hwy 74/76, Leland, NC	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway (III), Apple Valley, CA	50.0%	10.9
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	4.6
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway (II), Apple Valley, CA	50.0%	3.2
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	1.5
SEC Poplar Ave at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		206.9	$52,478	$44,523
Other Raw Land
FM 1957 (Potranco Rd) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy 83, Mission, TX	50.0%	35.8
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd at Tangerine Farms Rd - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd, San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd, Orlando, FL	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	38.1
Total Raw Land		424.4	$81,160	$60,699

Total Land Held For Development Properties		631.2	$133,638	$105,222

(1)	Net of impairment and valuation adjustments due to consolidation of joint ventures.
Note: Land costs account for $106.6 million of total investment at 100%, $81.2 million at pro rata share.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended December 31, 2012
(in thousands at pro rata share)

Center	City/State	Sq. Ft. at 100%	Date Sold	Center	City/State	Sq. Ft. at 100%	Date Acquired
Dispositions				Acquisitions
1st Quarter				1st Quarter
River Marketplace *	Lafayette, LA	343	01/06/12	Best Buy at Richmond Square - ground lease	Houston, TX	—	01/06/12
River Pointe - Pad	Conroe, TX	—	01/17/12	Shasta Crossroads *	Redding, CA	76	01/10/12
Mineral Springs Village	Durham, NC	58	01/24/12	I-10 at Wirt - land	Houston, TX	—	01/11/12
Roswell Corners - Pad	Roswell, GA	4	01/27/12	HEB at Dairy Ashford - ground lease	Houston, TX	37	03/06/12
North Main Place	Houston, TX	19	02/02/12	North Triangle Shops - ground lease	Houston, TX	—	03/22/12
Fondren Square	Houston, TX	63	02/10/12
Gardens of Havana *	Aurora, CO	497	02/17/12
Norchester Village	Houston, TX	108	03/01/12
The Promenade	Lewiston, ME	271	03/16/12
Heritage Station - Pad	Wake Forest, NC	—	03/27/12

2nd Quarter				2nd Quarter
Stonecrest Business Center	Houston, TX	111	04/05/12	8000 Sunset Boulevard	Los Angeles, CA	171	06/27/12
Cedar Bayou	La Marque, TX	15	04/09/12
Eastpark - Pad	Houston, TX	—	04/17/12
Phelan West	Beaumont, TX	12	05/14/12
Prien Lake Plaza	Lake Charles, LA	8	05/18/12
Wholly-Owned Industrial Portfolio	Various	9,558	05/24/12
Orleans Station	New Orleans, LA	3	05/25/12
Moore Plaza - Right of Way	Corpus Christi, TX	—	05/28/12
Jess Ranch Phase III - Pad *	Apple Valley, CA	—	05/29/12
Venice Pines	Venice, FL	97	06/07/12
Custer Park	Plano, TX	178	06/15/12
Calder Shopping Center	Beaumont, TX	35	06/18/12
Shoppes at Parkwood Ranch - Pad	Mesa, AZ	—	06/27/12
Kohl's Shopping Center	Topeka, KS	116	06/28/12

3rd Quarter				3rd Quarter
Caveness Farms - Pad	Wake Forest, NC	—	07/17/12	Roswell Crossing	Roswell, GA	202	07/18/12
6845 Crescent Drive *	Norcross, GA	361	07/17/12	University Place TIC Interest	Shreveport, LA	195	08/07/12
Cullen Place	Houston, TX	7	07/23/12	Pike Center	Rockville, MD	81	08/14/12
Studewood Shopping Center	Houston, TX	28	08/02/12
North Sharyland Crossing - Pad *	Mission, TX	—	08/03/12
Fry's Ellsworth Plaza	Mesa, AZ	9	08/27/12
Pitman Corners	Plano, TX	191	08/31/12
Boulveard Marketplace	Midwest City, OK	36	09/05/12
Bayshore Plaza	Pasdena, TX	36	09/14/12
Central Plaza	Lubbock, TX	152	09/21/12
Pinecrest Plaza	Southern Pines, NC	252	09/27/12
Virginia Industrial Portfolio *	Virginia	2,002	09/28/12
Siempre Viva *	San Diego, CA	604	09/28/12

4th Quarter				4th Quarter
Johnston Road Plaza	Charlotte, NC	80	10/23/12	None
Burbank Station	Burbank, IL	301	11/06/12
ANICO Portfolio *	Houston, TX	2,257	11/16/12
West Loop Commerce	Houston, TX	36	12/05/12
Westover Square - Pad	San Antonio, TX	—	12/06/12
Lone Star Pavilions	College Station, TX	132	12/06/12
Southside Industrial Way *	Atlanta, GA	403	12/12/12
Independence Plaza	Mesquite, TX	170	12/21/12
Academy Place	Colorado Springs, CO	261	12/28/12
Unitah Gardens	Colorado Springs, CO	215	12/28/12
South Dade *	Miami, FL	220	12/31/12

			Weighted
		Sales	Sales			Purchase
		Proceeds	Cap			Price	Yield
Total Dispositions		$706,733	7.80%	Total Acquisitions		$235,257	6.30%
* Unconsolidated real estate joint venture activity

Weingarten Realty Investors
Capital Expenditures
(in thousands at pro rata share)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)	Outside Broker Fees	All Other	Total
Quarter Ended 3/31/2012	$22,384	$7,239	$1,239	$10,699	$2,049	$408	$272	$44,290
Quarter Ended 6/30/2012	98,862	9,440	2,126	11,073	3,040	1,595	297	126,433
Quarter Ended 9/30/2012	114,021	6,650	2,233	9,234	3,348	800	653	136,939
Quarter Ended 12/31/2012	—	6,864	6,442	9,683	4,216	1,425	461	29,091
Twelve Months Ended 12/31/2012 (2)	$235,267	$30,193	$12,040	$40,689	$12,653	$4,228	$1,683	$336,753

Year Ended 12/31/2011	$68,900	$35,225	$11,646	$44,351	$15,578	$6,637	$606	$182,943
Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608	$5,343	$1,337	$274,471
Year Ended 12/31/2009	$—	$71,167	$10,469	$21,672	$23,455	$3,878	$10,507	$141,148

(1)	Primarily incremental investment on properties formerly classified as new development.

(2)	Internal Leasing Fees are approximately $13.4 million for the twelve months ended December 31, 2012.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	December 31, 2012	4th Quarter Weighted Average Rate (1)	December 31, 2011	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$920,963	6.15%	$1,009,093	6.29%
3.95% Convertible Bonds (2)	—		54,105	3.95%
3.375% 2022 Notes	298,870	3.38%	—
8.1% 2019 Notes	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable (MTN)	721,876	5.45%	905,470	5.49%
Term Loan	—		200,000	1.50%
Revolving Credit Agreements (3)	66,000	1.32%	166,500	1.26%
Industrial Revenue Bonds	1,246	2.51%	1,594	2.57%
Obligations under Capital Leases	21,000	7.74%	21,000	7.55%
Subtotal Consolidated Debt	2,129,955	5.34%	2,457,762	5.13%
Debt Service Guarantee Liability (4)	74,075		74,075
Total Consolidated Debt - As Reported	2,204,030	5.34%	2,531,837	5.13%
Less: Noncontrolling Interests and Other Adjustments	(261,950)		(260,031)
Plus: WRI Share of Unconsolidated Joint Ventures	177,703		196,932
Total Debt - Pro rata Share	$2,119,783	5.31%	$2,468,738	5.10%

	Debt Balance	4th Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of December 31, 2012
Fixed-rate debt	$1,912,230	5.83%	90.2%	4.54
Variable-rate debt	207,553	1.95%	9.8%	3.18
Total	$2,119,783	5.31%	100.0%	4.41

As of December 31, 2011
Fixed-rate debt	$1,955,957	5.95%	79.2%
Variable-rate debt	512,781	1.88%	20.8%
Total	$2,468,738	5.10%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of December 31, 2012
Secured Debt	$886,078	6.23%	41.8%	3.78
Unsecured Debt	1,233,705	4.42%	58.2%	4.86
Total	$2,119,783	5.31%	100.0%	4.41

As of December 31, 2011
Secured Debt	$994,844	6.28%	40.3%
Unsecured Debt	1,473,894	4.28%	59.7%
Total	$2,468,738	5.10%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 12/31/12	5.34%	5.31%
Twelve months ended 12/31/12	5.21%	5.18%
Twelve months ended 12/31/11	5.41%	5.39%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee, and other loan costs related to financing.

(2)	These bonds were called by us and were redeemed on November 8, 2012.

(3)	Weighted average revolving interest rate excludes the effect of the facility fee of 25 basis points on the total commitment paid in arrears.
The weighted average revolving interest rate with the facility fee is 3.93% and 1.99% for the fourth quarter 2012 and 2011, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2012
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (4)	Maturities	Weighted Average Rate (4)	Floating Rate	Fixed Rate	Secured	Unsecured
2013 (1)	$349,108	5.72%	$310,812	5.63%	$3,097	$307,715	$137,221	$173,591
2014	473,103	5.67%	426,761	5.57%	237	426,524	111,761	315,000
2015	274,707	6.07%	238,697	5.93%	237	238,460	148,697	90,000
2016	223,198	6.31%	240,191	6.13%	7,394	232,797	165,191	75,000
2017	140,830	6.83%	162,806	6.43%		162,806	137,806	25,000
2018	63,057	6.72%	23,833	6.11%		23,833	14,263	9,570
2019 (2)	152,211	7.72%	155,541	7.27%		155,541	55,541	100,000
2020	2,099	6.73%	57,376	5.04%		57,376	57,376
2021	957	6.59%	8,792	5.80%		8,792	8,792
2022	303,410	3.41%	303,992	3.41%		303,992	3,992	300,000
Thereafter	39,312	6.30%	40,193	6.56%		40,193	8,473	31,720
Subtotal	2,021,992		1,968,994		10,965	1,958,029	849,113	1,119,881

Revolving Credit Agreements	66,000	1.26%	66,000	1.26%	66,000			66,000
Other (3)	116,038		84,789		12,534	72,255	36,965	47,824
Swap Maturities:
2014					50,000	(50,000)
2017					68,054	(68,054)
Total	$2,204,030	5.21%	$2,119,783	5.18%	$207,553	$1,912,230	$886,078	$1,233,705

(1)	Includes $1.2 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender. Also includes
$33.4 million mortgage debt which we have elected to pay on the optional prepayment date. This debt was previously included in thereafter.

(2)	Includes $100.0 million of 8.1% bonds maturing in 2019 which may be redeemed at our option on or after September 15, 2014.

(3)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(4)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2012	2011	2012	2011
Revenues:
Base minimum rent, net	$34,091	$39,023	$148,554	$154,029
Straight line rent	577	270	2,730	2,958
Over/Under-market rentals, net	532	663	1,597	2,157
Percentage rent	383	358	1,091	754
Tenant reimbursements	9,466	9,696	38,762	38,431
Other income	461	893	2,375	7,267
Total	45,510	50,903	195,109	205,596
Expenses:
Depreciation and amortization	12,642	16,408	59,330	67,459
Interest, net	8,488	9,218	35,491	37,612
Operating	8,724	9,462	34,989	36,253
Real estate taxes, net	5,180	5,726	23,899	24,333
General and administrative	100	135	1,106	2,969
Provision for income taxes	67	57	316	343
Impairment loss	—	—	96,781	28,776
Total	35,201	41,006	251,912	197,745
Gain (loss) on sale of property	3,281	—	5,704	(21)
Net income (loss)	$13,590	$9,897	$(51,099)	$7,830

Condensed Balance Sheets
			December 31,
			2012	2011
ASSETS
Property			$1,631,694	$2,108,745
Accumulated depreciation			(273,591)	(296,496)
Property, net			1,358,103	1,812,249
Other assets, net			161,344	173,130
Total			$1,519,447	$1,985,379
LIABILITIES AND SHAREHOLDERS' EQUITY
Debt, net			$468,841	$556,920
Amounts payable to Weingarten Realty Investors and Affiliates			109,931	170,007
Other liabilities, net			34,157	41,907
Total			612,929	768,834
Accumulated equity			906,518	1,216,545
Total			$1,519,447	$1,985,379

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2012	2011	2012	2011
Revenues:
Base minimum rent, net	$12,146	$13,037	$51,001	$51,268
Straight line rent	261	201	1,111	1,339
Over/Under-market rentals, net	47	50	(1)	92
Percentage rent	119	101	350	217
Tenant reimbursements	3,421	3,324	13,661	12,925
Other income	194	265	852	2,585
Total	16,188	16,978	66,974	68,426
Expenses:
Depreciation and amortization	4,694	5,605	20,955	22,887
Interest, net	3,169	3,392	13,050	13,727
Operating	3,022	3,121	11,585	11,742
Real estate taxes, net	1,909	1,944	8,360	8,126
General and administrative	26	38	306	1,244
Provision for income taxes	31	20	146	151
Impairment loss	—	—	19,946	7,025
Total	12,851	14,120	74,348	64,902
Gain (loss) on sale of property	689	—	1,247	(10)
Net income (loss)	$4,026	$2,858	$(6,127)	$3,514

Condensed Balance Sheets
			December 31,
			2012	2011
ASSETS
Property			$538,629	$640,569
Accumulated depreciation			(102,704)	(100,791)
Property, net			435,925	539,778
Notes receivable from real estate joint ventures and partnerships			5,226	5,399
Unamortized debt and lease costs, net			22,206	25,377
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $522 in 2012 and $686 in 2011)			18,335	18,332
Cash and cash equivalents			12,915	11,543
Restricted deposits and mortgage escrows			2,605	2,283
Notes receivable and mortgage bonds, net			272	413
Out-of-market rentals, net			2,212	2,622
Other assets, net			2,037	2,190
Total			$501,733	$607,937

LIABILITIES AND SHAREHOLDERS' EQUITY
Debt, net			$178,683	$198,087
Amounts payable to Weingarten Realty Investors and Affiliates			50,106	75,036
Accounts payable and accrued expenses			5,917	6,084
Deferred revenue			856	811
Out-of-market rentals, net			3,179	3,940
Interest rate derivative			760	855
Other liabilities, net			921	1,786
Total			240,422	286,599
Accumulated equity			261,311	321,338
Total			$501,733	$607,937
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
December 31, 2012
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	6	1,039	$255,913		20.0%		$50,730	$(2,317)
Perlmutter SRP, LLC	9	899	134,566	$102,705	25.0%	$25,676	4,701	(2,738)
Collins	8	1,165	147,093	26,260	50.0%	13,130	53,192	2,639
AEW - Institutional Client	6	523	123,145	45,149	20.0%	9,030	14,949	361
BIT Retail	3	722	153,381		20.0%		29,819	1,207
Jamestown	6	1,351	145,134	87,166	20.0%	17,433	11,452	1,365
Fidelis Realty Partners	1	491	143,097	85,802	57.8%	49,551	31,027	1,896
Sleiman Enterprises	3	220	27,429	11,564	50.0%	5,782	11,034	532

Other	22	3,707	389,689	110,195	52.7%	58,081	82,146	(4,504)

Total	64	10,117	$1,519,447	$468,841	35.0%	$178,683	$289,049	$(1,558)

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as Hines Retail REIT Holdings and AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of December 31, 2012

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (in thousands) (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

Perlmutter SRP, LLC	7	$102,705	5.7%	3.1
Collins	2	26,260	6.2%	8.7
AEW - Institutional Client	4	45,149	5.5%	1.9
Jamestown	6	87,166	5.7%	3.9
Fidelis Realty Partners	1	85,802	4.3%	7.8
Sleiman Enterprises	2	11,564	5.6%	2.7
Other	6	108,846	5.5%	4.1
Total	28	$467,492	5.4%	3.9

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (in thousands) (1)	Weighted Average Rate (2)	Maturities (in thousands) (1)	Weighted Average Rate (2)

2013	$35,115	5.2%	$16,304	5.0%
2014	108,893	5.2%	25,596	5.1%
2015	40,870	5.0%	10,188	4.9%
2016	97,113	4.9%	25,386	4.8%
2017	56,260	5.1%	25,801	5.1%
2018	5,681	4.9%	3,164	4.9%
2019	5,981	4.9%	3,330	4.9%
2020	92,529	4.9%	55,277	4.9%
2021	15,406	5.5%	7,835	5.4%
2022	1,164	6.4%	582	6.4%
Thereafter	8,480	6.4%	4,240	6.4%
Total	$467,492		$177,703

(1)	Excludes non-cash debt related items.

(2)	Average and weighted average interest rates exclude the effects of ASC 805 “ Business Combinations” and loan costs related to financing.
Note: All mortgages are fixed rate except for one included in “other”, which has a variable rate mortgage ($3.2 million at 100%) and matures in 2013.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
as of December 31, 2012
(in thousands at pro rata share, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	% of Total Revenue	Total SF (in 000's)

1	The Kroger Co.	BBB/Baa2	25	2.26%	1,216
2	T.J.X. Companies, Inc.	A/A3	39	2.05%	915
3	Ross Stores, Inc.	BBB+/N/A	38	1.97%	811
4	Safeway, Inc.	BBB/Baa3	18	1.33%	754
5	Petsmart, Inc.	BB+/N/A	20	1.22%	371
6	H E Butt Grocery	N/A/N/A	8	1.07%	404
7	The Sports Authority	B-/B3	10	1.07%	345
8	Bed Bath & Beyond, Inc.	BBB+/N/A	22	1.02%	448
9	Best Buy, Inc.	BB/Baa2	12	0.98%	314
10	Harris Teeter	N/A/N/A	9	0.94%	405
11	Office Depot, Inc.	B-/B2	23	0.93%	404
12	Dollar Tree Stores, Inc.	N/A/N/A	43	0.90%	375
13	Gap, Inc.	BB+/Baa3	16	0.84%	198
14	Home Depot, Inc.	A-/A3	4	0.81%	427
15	24 Hour Fitness Inc.	B/B3	7	0.79%	179
16	Whole Foods	BBB-/NA	6	0.77%	224
17	Petco Animal Supplies, Inc.	B/B2	19	0.72%	214
18	Raley's	N/A/N/A	6	0.67%	331
19	Publix Super Markets, Inc.	N/A/N/A	19	0.66%	319
20	Office Max Inc.	B-/B1	11	0.59%	238
21	Staples	BBB/Baa2	11	0.55%	218
22	Thrifty Payless, Inc.	N/A/N/A	14	0.54%	202
23	Academy Sports & Outdoors	N/A/N/A	5	0.52%	258
24	Subway Real Estate (3)	N/A/N/A	90	0.49%	91
25	Anna's Linens	N/A/N/A	20	0.49%	168
	Grand Total		495	24.20%	9,830

Notes:
	(1)	Tenant Names:	DBA Names:
		The Kroger Co.	Kroger, Smith's Food, Ralphs, Fry's Food , King Soopers
		T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods
		Safeway, Inc.	Safeway, Randalls, Von's
		Bed Bath & Beyond, Inc.	Bed Bath & Beyond, Cost Plus, Buy Buy Baby
		Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks
		Gap, Inc.	Gap, Old Navy, Banana Republic
		Raley's	Raley's, Bel Air Markets
		Thrifty Payless, Inc.	Rite Aid, CVS
	(2)	Target owns and occupies 31 units not included above.
	(3)	Subway includes franchised locations.

Weingarten Realty Investors
Portfolio Operating Information
(in thousands at pro rata share, except percentages and # of units and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent

	All Leases
	Quarter Ended December 31, 2012				263	810,833	$16.12	$15.05	$2.43	7.1%
	Quarter Ended September 30, 2012				289	785,658	15.98	15.79	2.49	1.2%
	Quarter Ended June 30, 2012				310	858,787	16.80	16.20	6.06	3.7%
	Quarter Ended March 31, 2012				346	1,957,596	12.03	11.51	2.16	4.6%
	Year to Date				1,208	4,412,874	$14.41	$13.83	$3.03	4.2%

	New Leases
	Quarter Ended December 31, 2012				61	121,689	$18.04	$18.04	$11.87	0.0%
	Quarter Ended September 30, 2012				83	158,522	16.34	17.01	12.32	(3.9)%
	Quarter Ended June 30, 2012				89	281,656	15.41	14.70	18.17	4.9%
	Quarter Ended March 31, 2012				79	330,384	12.87	12.39	12.56	3.9%
	Year to Date				312	892,251	$14.99	$14.71	$14.19	1.9%

	Renewals
	Quarter Ended December 31, 2012				202	689,144	$15.78	$14.52	$0.77	8.7%
	Quarter Ended September 30, 2012				206	627,136	15.89	15.48	0.01	2.6%
	Quarter Ended June 30, 2012				221	577,131	17.47	16.94	0.15	3.1%
	Quarter Ended March 31, 2012				267	1,627,212	11.86	11.33	0.05	4.7%
	Year to Date				896	3,520,623	$14.27	$13.61	$0.20	4.8%

	Comparable & Non-Comparable:
	Quarter Ended December 31, 2012				350	1,066,286
	Quarter Ended September 30, 2012				364	1,283,009
	Quarter Ended June 30, 2012				396	1,339,962
	Quarter Ended March 31, 2012				409	2,136,071
	Year to Date				1,519	5,825,328

Lease
Expirations(1)

	Anchor Tenants(2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	Revenue(3)	Percent of Total Revenue	Square Feet	Percent of Total Square Feet	Revenue(3)	Percent of Total Revenue	Square Feet	Percent of Total Square Feet	Revenue(3)	Percent of Total Revenue
2013	2,273	11%	14,033	7%	1,846	16%	35,934	15%	4,119	13%	49,967	11%
2014	2,950	14%	23,152	12%	1,915	17%	37,350	16%	4,865	15%	60,502	14%
2015	2,650	13%	21,295	11%	2,027	18%	40,288	17%	4,677	14%	61,584	14%
2016	2,443	12%	22,516	12%	1,729	15%	36,189	15%	4,172	13%	58,705	14%
2017	2,312	11%	25,733	13%	1,633	14%	35,595	15%	3,945	12%	61,328	14%
2018 - 2022	5,937	28%	62,520	32%	1,890	17%	44,576	19%	7,826	24%	107,096	25%

Note:

(1)	Reflects in place leases as of December 31, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue only includes minimum base rent.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(in thousands at pro rata share, except percentages)

Occupancy

	Quarter Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Signed Basis
Anchor (1)	97.1%	97.2%	97.3%	97.4%	96.8%
Non-Anchor	88.2%	88.3%	87.8%	86.8%	86.7%
Total Retail	93.7%	93.9%	93.7%	93.4%	93.0%
Other	87.2%	85.9%	86.7%	86.8%	89.5%
Total Signed	93.6%	93.6%	93.4%	91.7%	92.1%

Commenced Basis
Anchor (1)	95.0%	95.1%	95.1%	95.3%	95.5%
Non-Anchor	85.2%	85.3%	84.4%	84.0%	83.9%
Total Retail	91.3%	91.5%	91.0%	91.1%	91.1%
Other	87.2%	82.8%	81.4%	84.0%	84.0%
Total Commenced	91.2%	91.2%	90.6%	89.3%	89.3%

Note:
(1) Anchor tenants represent any tenant at least 10,000 square feet.

Same Property Net Operating Income Growth (1)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2012	2011	% Change	2012	2011	% Change
Retail
Revenues	$116,746	$111,275	4.9%	$454,509	$437,512	3.9%
Expenses	33,529	32,060	4.6%	128,544	124,761	3.0%
Total Retail	83,217	79,215	5.1%	325,964	312,751	4.2%
Other	51	50	3.0%	205	148	38.3%
Total	$83,268	$79,265	5.1%	$326,169	$312,899	4.2%

Note:
(1) Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(in thousands at pro rata share, except percentages)

	Twelve Months Ended December 31,
	2012	%	2011	%	2010	%	2009	%	2008	%
West Region
California	$59,163	15.0%	$53,618	13.2%	$50,943	13.1%	$50,136	12.7%	$51,176	12.1%
Washington	2,048	0.5%	1,978	0.5%	1,171	0.3%	1,124	0.3%	1,193	0.3%
Oregon	1,528	0.4%	1,349	0.3%	1,345	0.3%	1,342	0.3%	1,385	0.3%
Total West Region	62,738	15.9%	56,945	14.0%	53,459	13.7%	52,602	13.3%	53,754	12.7%
Mountain Region
Nevada	$30,094	7.6%	$30,525	7.5%	$30,906	8.0%	$31,505	8.0%	$34,360	8.1%
Arizona	26,032	6.6%	25,450	6.3%	24,287	6.2%	26,845	6.8%	26,181	6.2%
Colorado	13,778	3.5%	12,485	3.1%	10,099	2.6%	9,136	2.3%	10,779	2.4%
New Mexico	4,622	1.2%	4,993	1.2%	5,250	1.4%	8,714	2.2%	11,355	2.7%
Utah	3,556	0.9%	3,494	0.9%	3,548	0.9%	3,557	0.9%	3,614	0.9%
Total Mountain Region	78,082	19.8%	76,947	19.0%	74,090	19.1%	79,757	20.2%	86,289	20.3%
Central Region
Texas	$116,645	29.5%	$129,540	32.0%	$121,035	31.1%	$113,454	28.7%	$124,407	29.2%
Louisiana	9,185	2.3%	8,272	2.0%	7,715	2.0%	8,363	2.1%	10,907	2.6%
Arkansas	3,089	0.8%	3,106	0.8%	2,732	0.7%	3,048	0.8%	3,006	0.7%
Illinois	2,464	0.6%	2,556	0.6%	2,065	0.5%	2,960	0.7%	3,129	0.7%
Oklahoma	921	0.2%	1,083	0.3%	1,034	0.3%	975	0.2%	955	0.2%
Missouri	852	0.2%	1,181	0.3%	1,214	0.3%	1,405	0.4%	1,182	0.3%
Kansas	474	0.1%	1,061	0.3%	3,019	0.8%	1,875	0.5%	1,949	0.5%
Total Central Region	133,629	33.7%	146,799	36.3%	138,814	35.7%	132,080	33.4%	145,535	34.2%
Mid-Atantic Region
North Carolina	$25,074	6.3%	$25,656	6.3%	$24,869	6.4%	$25,476	6.5%	$26,978	6.4%
Georgia	19,767	5.0%	19,845	4.9%	21,798	5.6%	22,643	5.7%	25,039	5.9%
Tennessee	7,770	2.0%	7,491	1.8%	6,261	1.6%	5,009	1.3%	7,015	1.6%
Kentucky	7,050	1.8%	6,890	1.7%	7,019	1.8%	6,766	1.7%	6,629	1.6%
Virginia	1,805	0.5%	3,551	0.9%	3,634	0.9%	3,626	0.9%	2,551	0.6%
Maryland	1,063	0.3%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
South Carolina	265	0.1%	268	0.1%	285	0.1%	306	0.1%	277	0.1%
Maine	40	0.0%	214	0.1%	321	0.1%	355	0.1%	278	0.1%
Total-Mid Atlantic Region	62,833	16.0%	63,915	15.8%	64,186	16.5%	64,181	16.3%	68,767	16.3%
Southeast Region
Florida	$57,620	14.6%	$60,361	14.9%	$58,135	15.0%	$66,170	16.8%	$70,335	16.5%
Total Southeast Region	57,620	14.6%	60,361	14.9%	58,135	15.0%	66,170	16.8%	70,335	16.5%
Total Net Operating Income	$394,902	100.0%	$404,967	100.0%	$388,684	100.0%	$394,790	100.0%	$424,681	100.0%

(1)
The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 10% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2012

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,217,809	—	1,659,460	3,877,269
Arkansas	3	357,010	—	—	357,010
California	31	4,013,582	398,226	1,046,279	5,458,087
Colorado	10	915,925	681,415	1,224,456	2,821,797
Florida	48	4,762,515	3,143,674	1,513,344	9,419,533
Georgia	17	1,800,571	324,755	893,578	3,018,904
Kentucky	4	629,531	—	127,614	757,145
Louisiana	8	1,286,776	107,974	330,242	1,724,992
Maryland	1	81,336	—	—	81,336
Missouri	2	229,282	28,367	—	257,649
Nevada	12	2,365,942	—	1,252,301	3,618,243
New Mexico	4	434,630	—	306,157	740,787
North Carolina	21	2,155,854	181,859	705,600	3,043,313
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	62,600	273,248
South Carolina	1	21,530	64,590	—	86,120
Tennessee	8	725,050	677,263	154,340	1,556,653
Texas	87	8,685,345	3,544,194	2,853,164	15,082,704
Utah	4	316,647	90,774	434,465	841,886
Virginia	1	0	—	—	0
Washington	5	178,535	327,497	65,346	571,378
Grand Total	294	31,425,972	9,661,365	12,628,946	53,716,285
Total Retail	288	30,902,663	9,205,936	12,628,946	52,737,547
Total Other	6	523,309	455,429	—	978,738

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property
NOTES: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Retail
Operating Properties

Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ	100.0%		182,168	395,477	14.42	84.7%		(Target), (Kohls), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ	100.0%		29,834	194,309	23.30	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ	100.0%		82,757	87,379	12.23	98.8%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ	100.0%		134,495	242,715	12.74	97.0%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ	100.0%		101,685	107,071	20.69	96.8%	AJ Fine Foods	CVS/pharmacy
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ	100.0%		113,536	305,588	8.69	94.3%	Fry’s Supermarket	Dollar Tree, (Lowes)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ	100.0%		39,763	318,805	24.95	91.0%	Fry’s Supermarket
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ	100.0%		45,751	108,551	22.65	100.0%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ	100.0%		103,568	178,219	17.59	94.6%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ	100.0%		157,607	157,607	13.84	95.7%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ	100.0%		129,822	133,020	25.33	94.2%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ	100.0%		66,787	72,170	10.43	100.0%	Fresh N Easy	Family Dollar, Leon Furniture
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ	100.0%		69,212	199,012	14.55	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ	100.0%		10,237	148,383	28.98	67.6%	(Safeway)
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ	100.0%		60,728	60,728	17.49	96.6%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ	100.0%		92,626	106,738	11.46	92.1%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ	100.0%		145,518	153,880	14.79	83.6%		US Foods, Ross Dress for Less, Anna's Linens
Entrada de Oro	Tucson, AZ	100.0%		88,665	109,075	16.90	95.5%	Wal-Mart Neighborhood Market
Madera Village	Tucson, AZ	100.0%		96,697	106,858	11.69	99.0%	Safeway	Walgreens, Dollar Tree
Oracle Crossings	Tucson, AZ	100.0%		251,194	261,194	18.87	100.0%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ	100.0%		150,109	343,237	25.90	98.7%		(Home Depot), PetSmart, Walgreens, Ulta
Shoppes at Bears Path	Tucson, AZ	100.0%		43,928	66,131	15.52	86.8%		(Osco Drug)
Arizona Total:	# of Properties: 22			2,196,687	3,856,147	16.33	94.6%

Arkansas
Markham Square	Little Rock-N. Little Rock, AR	100.0%		125,884	125,884	7.80	93.8%		Burlington Coat Factory, Ross Dress for Less
Markham West	Little Rock-N. Little Rock, AR	100.0%		178,500	178,500	9.94	100.0%		Academy, Office Depot, Michaels, Bassett Furniture, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR	100.0%		52,626	52,626	10.20	100.0%		SteinMart
Arkansas Total:	# of Properties: 3			357,010	357,010	9.28	97.8%

California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA	100.0%		171,375	171,375	39.00	90.2%	Trader Joe's	Crunch, Sundance Cinemas
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA	100.0%		90,805	115,340	22.61	100.0%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA	100.0%		75,486	75,486	9.70	94.8%	Bestway Supermarket
Westminster Center	Los Angeles-Long Beach et al, CA	100.0%		417,820	425,690	17.84	97.5%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid
Hallmark Town Center	Madera, CA	100.0%		85,066	98,359	13.02	97.5%	Food 4 Less	Bally Total Fitness

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshalls Plaza	Modesto, CA	100.0%		78,752	85,952	14.92	93.3%		Marshalls, Dress Barn, Guitar Center
Shasta Crossroads	Redding, CA	100.0%		121,183	176,866	17.10	95.4%	Food Maxx	(Target)
Shasta Crossroads (II)	Redding, CA	40.0%	(1)(3)	30,313	90,663	13.79	100.0%	Food Maxx	Sports Authority, (Target)
Chino Hills Marketplace	Riverside et al, CA	100.0%		310,991	310,991	19.71	95.3%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA	50.0%	(1)(3)	104,384	307,937	19.26	99.4%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA	50.0%	(1)(3)	92,414	194,362	18.43	94.9%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA	100.0%		124,431	248,734	15.82	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA	67.0%	(1)(3)	104,692	431,272	22.55	84.6%	(Super Target)	(Office Max, Kohl's)
Arcade Square	Sacramento--Arden et al, CA	100.0%		76,497	76,497	13.42	94.3%	Grocery Outlet
Discovery Plaza	Sacramento--Arden et al, CA	100.0%		93,398	93,398	16.10	98.7%	Bel Air Market
Prospectors Plaza	Sacramento--Arden et al, CA	100.0%		228,345	236,959	22.11	96.5%	SaveMart	Kmart, Long’s Drug Store
Summerhill Plaza	Sacramento--Arden et al, CA	100.0%		128,835	128,835	11.25	93.8%	Raley’s	Dollar Tree
Valley	Sacramento--Arden et al, CA	100.0%		98,240	107,005	18.43	91.4%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA	100.0%		129,676	129,676	23.54	98.9%		T.J. Maxx, Staples
Rancho San Marcos Village	San Diego-Carlsbad et al, CA	100.0%		120,829	132,689	18.07	95.3%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA	100.0%		35,880	81,086	31.66	97.2%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA	100.0%		100,165	100,165	29.29	97.5%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA	100.0%		194,601	361,701	19.04	95.7%	Raley’s	24 Hour Fitness, Big Cinemas
Greenhouse Marketplace	San Francisco-Oakland et al, CA	100.0%		147,063	236,832	19.06	100.0%	(Safeway)	(Longs Drug Stores), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U
Silver Creek Plaza	San Jose-Sunnyvale et al, CA	100.0%		132,925	197,925	22.99	100.0%	Safeway	Walgreens, (Orchard Supply)
Tully Corners Shopping Center	San Jose-Sunnyvale et al, CA	10.0%	(1)(3)	11,599	115,992	18.88	96.4%	Food Maxx	Petco
Freedom Centre	Santa Cruz-Watsonville, CA	100.0%		150,241	150,241	15.45	91.3%	Safeway	Rite Aid, Big Lots, Ace Hardware
Stony Point Plaza	Santa Rosa-Petaluma, CA	100.0%		195,129	200,571	13.69	90.8%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA	100.0%		114,445	114,445	19.73	97.0%	Raley’s
Southampton Center	Vallejo-Fairfield, CA	100.0%		162,764	162,764	18.58	95.4%	Raley’s	Ace Hardware
Sunset Center	Vallejo-Fairfield, CA	100.0%		85,238	98,279	14.88	92.8%		Rite Aid, In-Shape City
California Total:	# of Properties: 31			4,013,582	5,458,087	19.17	95.6%

Colorado
Aurora City Place	Denver-Aurora, CO	50.0%	(1)(3)	180,478	542,956	16.84	85.6%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO	100.0%		78,148	272,671	24.85	100.0%		Sports Authority, PetsMart, (Target)
CityCenter Englewood	Denver-Aurora, CO	51.0%	(1)(3)	137,298	359,213	16.07	92.2%		(Wal-Mart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO	51.0%	(1)(3)	55,620	109,058	15.06	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO	100.0%		144,553	270,553	10.14	99.0%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO	50.0%	(1)(3)	28,474	114,947	21.48	82.7%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO	50.0%	(1)(3)	38,349	129,398	24.99	96.8%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO	50.0%	(1)	96,314	525,761	19.33	83.2%		(Target), (Costco and Costco Gas Pad), Regal Cinema, Michaels, Tuesday Morning

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Thorncreek Crossing	Denver-Aurora, CO	51.0%	(1)(3)	108,185	386,127	15.34	100.0%	Sunflower Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michael's, OfficeMax, Dollar Tree
Westminster Plaza	Denver-Aurora, CO	50.0%	(1)	48,506	111,113	17.55	100.0%	Safeway	(Walgreens)
Colorado Total:	# of Properties: 10			915,925	2,821,797	16.59	93.4%

Florida
Paradise Key at Kelly Plantation	Fort Walton Beach et al, FL	10.0%	(1)(3)	27,178	271,777	13.09	94.5%	Publix	Bed Bath & Beyond, Ross, Old Navy, SteinMart
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	25.0%	(1)(3)	42,917	171,669	15.84	98.4%		Big Lots, Best Buy, PetSmart, Office Depot, Michaels
Argyle Village	Jacksonville, FL	100.0%		315,497	315,497	10.58	92.2%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic North	Jacksonville, FL	50.0%	(1)(3)(4)	33,842	67,685	N/A	100.0%		Academy, (LA Fitness)
Atlantic West	Jacksonville, FL	50.0%	(1)(3)	33,736	163,481	11.83	100.0%		T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL	70.0%	(1)	8,542	64,180	20.70	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL	50.0%	(1)(3)	42,579	288,780	16.56	92.6%	(Wal-Mart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL	100.0%		117,515	117,515	20.12	96.4%	Jacob's Classic Market	Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL	100.0%		131,723	179,937	13.23	88.2%	Winn Dixie	Tuesday Morning
Flamingo Pines	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	25,373	148,840	16.70	97.4%	Publix
Flamingo Pines	Miami-Fort Lauderdale et al, FL	100.0%		139,462	266,761	20.80	94.3%	(Wal-Mart Supercenter )	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	72,957	408,509	18.46	98.0%	Publix	Target, CVS/pharmacy
Kendall Corners	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	19,294	96,472	28.31	92.4%		Ashley Furniture
Northridge	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	47,214	239,097	16.93	97.6%	Publix	Petco, Ross Dress for Less, Dollar Tree
Palm Lakes Plaza	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	22,750	113,752	11.39	86.3%	Publix	CVS/pharmacy
Pembroke Commons	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	60,914	324,829	13.61	99.6%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	100.0%		69,475	69,475	14.17	85.9%	Publix
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL	30.0%	(1)	43,663	167,131	12.10	98.6%	BJ's Wholesale Club
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	25.0%	(1)(3)	19,080	76,321	14.35	86.4%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	22,173	132,564	14.83	92.5%	Publix	CVS/pharmacy
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	100.0%		161,429	161,429	15.16	98.2%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL	100.0%		110,081	110,081	14.24	93.9%	Winn Dixie
Alafaya Square	Orlando, FL	20.0%	(1)(3)	35,297	176,486	11.97	81.9%	Publix
Clermont Landing	Orlando, FL	65.7%	(1)(3)	110,396	337,713	16.02	90.7%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Landing	Orlando, FL	50.0%	(1)	130,112	260,224	13.25	98.4%		PetSmart, Sports Authority, Bed Bath & Beyond
Colonial Plaza	Orlando, FL	100.0%		502,182	502,182	13.52	91.7%		Staples, Ross Dress for Less, Marshalls, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL	20.0%	(1)(3)	37,133	185,664	9.83	85.4%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Market at Southside	Orlando, FL	100.0%		95,135	159,762	9.87	94.4%		Ross Dress for Less, Beall’s, Dollar Tree
Marketplace at Seminole Towne Center	Orlando, FL	100.0%		302,135	484,048	14.46	98.6%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL	100.0%		145,644	145,644	25.88	100.0%	Whole Foods	Golf Galaxy, Michaels
Phillips Landing	Orlando, FL	100.0%		66,223	286,038	18.14	95.5%	(Wal-Mart Supercenter)	Planet Fitness
The Marketplace at Dr. Phillips	Orlando, FL	20.0%	(1)(3)	65,218	326,088	20.90	94.6%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
The Shoppes at South Semoran	Orlando, FL	100.0%		101,486	101,486	15.82	100.0%	Wal-Mart Neighborhood Market	Dollar Tree
University Palms	Orlando, FL	30.0%	(1)	29,752	105,127	13.38	95.9%	Publix
Westland Terrace Plaza	Orlando, FL	100.0%		77,521	77,521	12.18	99.7%		T.J. Maxx, Petco, Shoe Carnival
Winter Park Corners	Orlando, FL	100.0%		102,382	102,382	19.45	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	40,880	163,521	11.93	100.0%	Publix	Beall's
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	29,707	118,828	10.05	74.6%	Publix
Lake Washington Square	Palm Bay-Melbourne et al, FL	100.0%		111,835	111,835	11.68	80.1%		LA Fitness
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	20.0%	(1)(3)	51,208	270,395	14.47	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS/pharmacy)
Quesada Commons	Punta Gorda, FL	25.0%	(1)(3)	14,722	58,890	13.24	97.7%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL	25.0%	(1)(3)(4)	980	3,921	N/A	100.0%	(Publix)	Chick-Fil-A, (Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL	25.0%	(1)(3)	10,253	41,011	21.17	80.0%	(Publix)	Petco, (Walgreens)
Countryside Centre	Tampa-St. Petersburg et al, FL	100.0%		248,367	248,367	13.94	93.3%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL	20.0%	(1)(3)	28,109	140,543	14.15	80.7%	Sweetbay	Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL	100.0%		377,503	575,134	15.43	93.8%	(Albertsons)	Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL	100.0%		167,887	167,887	12.86	81.9%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg et al, FL	100.0%		275,910	275,910	12.50	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL	100.0%		37,144	37,144	N/A	N/A	Whole Foods Market
Florida Total:	# of Properties: 48			4,762,515	9,419,533	14.78	94.1%

Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA	100.0%		199,594	397,295	17.96	95.6%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs et al, GA	100.0%		234,501	234,501	9.26	43.7%		Marshalls
Brownsville Commons	Atlanta-Sandy Springs et al, GA	100.0%		27,747	81,886	18.23	84.1%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA	100.0%		196,283	228,003	14.25	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Cherokee Plaza	Atlanta-Sandy Springs et al, GA	30.0%	(1)	29,925	99,749	20.87	100.0%	Kroger
Dacula Marketplace	Atlanta-Sandy Springs et al, GA	100.0%		24,140	116,943	21.61	58.8%	(Kroger)
Dallas Commons	Atlanta-Sandy Springs et al, GA	100.0%		25,158	95,262	22.20	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA	100.0%		76,611	76,611	14.43	98.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA	100.0%		136,848	332,044	15.85	97.3%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA	20.0%	(1)(3)	20,586	102,931	12.46	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA	100.0%		381,125	381,125	18.39	97.6%	Wal-Mart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA	20.0%	(1)(3)	13,681	72,207	16.30	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA	100.0%		45,758	115,983	23.57	92.1%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA	100.0%		136,124	314,014	16.20	95.2%	(Super Target)	Staples, T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA	100.0%		201,979	201,979	13.62	90.9%	Trader Joe's	Office Max, PetsMart, Walgreens
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA	30.0%	(1)	21,835	72,784	13.33	94.8%	Publix
Thompson Bridge Commons	Gainesville, GA	30.0%	(1)	28,676	95,587	13.41	94.9%	Kroger

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others

Georgia Total:	# of Properties: 17			1,800,571	3,018,904	15.63	88.9%

Kentucky
Millpond Center	Lexington-Fayette, KY	100.0%		124,498	151,498	10.34	90.0%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY	100.0%		142,972	189,016	13.55	92.5%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY	100.0%		193,075	198,235	12.95	98.6%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN	100.0%		168,986	218,396	12.51	99.2%	Kroger	(PetSmart), Staples, Factory Card Outlet
Kentucky Total:	# of Properties: 4			629,531	757,145	12.46	95.6%

Louisiana
Town & Country Plaza	Hammond, LA	100.0%		224,827	224,827	8.38	92.3%	Winn Dixie	Ross Dress for Less, Office Depot, CVS/pharmacy
Westwood Village	Lafayette, LA	100.0%		138,034	138,034	9.90	99.2%	Rouses Supermarket	Stage, CVS
14/Park Plaza	Lake Charles, LA	100.0%		172,068	172,068	7.69	60.3%		Conn’s, Anna's Linens, Family Dollar, Citi Trends
K-Mart Plaza	Lake Charles, LA	50.0%	(1)(3)	107,974	232,390	9.33	100.0%	Albertsons	Kmart, Dollar Tree
Southgate	Lake Charles, LA	100.0%		158,587	158,587	9.88	81.7%	Market Basket	Office Depot, Books-A-Million
Danville Plaza	Monroe, LA	100.0%		141,218	141,218	5.36	93.0%	County Market	Citi Trends, Surplus Warehouse
Manhattan Place	New Orleans-Metairie-Kenner, LA	100.0%		137,315	276,615	15.21	98.9%		(Target), Ross Dress for Less, Stage, K&G Fashion
University Place	Shreveport-Bossier City, LA	100.0%		206,753	381,253	16.30	98.5%	(Super Target)	Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond
Louisiana Total:	# of Properties: 8			1,286,776	1,724,992	10.91	89.9%

Maryland
Pike Center	Washington, DC-VA-MD-WV	100.0%		81,336	81,336	53.21	73.9%		T.G.I. Friday's
Maryland Total:	# of Properties: 1			81,336	81,336	53.21	73.9%

Missouri
Ballwin Plaza	St. Louis, MO-IL	100.0%		200,915	200,915	7.99	77.6%	Schnucks	Michaels
Western Plaza	St. Louis, MO-IL	50.0%	(1)(3)	28,367	56,734	7.45	100.0%		Value Village
Missouri Total:	# of Properties: 2			229,282	257,649	7.93	80.3%

Nevada
Best in the West	Las Vegas-Paradise, NV	100.0%		428,067	428,067	16.86	94.2%		Old Navy, Best Buy, Office Depot, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, PetSmart, Jo-Ann Stores, Sports Authority, Ulta
Charleston Commons	Las Vegas-Paradise, NV	100.0%		332,539	362,514	16.15	97.7%	Wal-Mart	Ross, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV	100.0%		167,654	195,367	10.82	91.1%	El Super	Sav-On Drugs, Anna's Linens, Factory 2 U
Eastern Horizon	Las Vegas-Paradise, NV	100.0%		65,848	209,727	20.89	95.4%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV	100.0%		116,973	148,815	12.50	92.4%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Mission Center	Las Vegas-Paradise, NV	100.0%		152,151	212,169	11.87	90.9%	(Albertsons)	(Sav-On Drug-CVS), Toys “R” Us, T.J. Maxx
Paradise Marketplace	Las Vegas-Paradise, NV	100.0%		77,597	148,092	16.67	87.4%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV	100.0%		273,916	273,916	14.30	84.3%	Albertsons	JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV	100.0%		136,369	136,369	13.29	94.8%	Albertsons	JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV	100.0%		84,743	139,839	11.99	98.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Paradise, NV	100.0%		246,483	617,821	17.63	92.2%	(Wal-Mart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, Sports Authority, .99 Cents Only

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tropicana Marketplace	Las Vegas-Paradise, NV	100.0%		69,475	142,643	18.52	80.9%	(Smith’s Food)	Family Dollar
Westland Fair North	Las Vegas-Paradise, NV	100.0%		214,127	602,904	17.01	86.9%	(Wal-Mart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties: 12			2,365,942	3,618,243	15.29	91.7%

New Mexico
Eastdale	Albuquerque, NM	100.0%		119,091	119,091	7.64	98.1%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM	100.0%		112,666	142,106	19.54	100.0%	Whole Foods Market	Home Goods
Pavillions at San Mateo	Albuquerque, NM	100.0%		151,160	208,691	18.83	83.8%	Wal-Mart Neighborhood Market	Old Navy, Shoe Department, Skechers, Dollar Tree
Wyoming Mall	Albuquerque, NM	100.0%		51,713	270,899	16.68	100.0%	(Wal-Mart Supercenter)	Dollar Tree
New Mexico Total:	# of Properties: 4			434,630	740,787	15.17	93.8%

North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC	100.0%		120,674	328,276	16.94	91.8%	(Wal-Mart Supercenter)	Off Broadway Shoes
Steele Creek Crossing	Charlotte-Gastonia et al, NC-SC	100.0%		77,301	77,301	16.83	98.0%	BI-LO	Rite Aid
Whitehall Commons	Charlotte-Gastonia et al, NC-SC	100.0%		41,941	444,561	23.77	95.0%	(Wal-Mart Supercenter), (BI-LO)	(Lowes)
Bull City Market	Durham, NC	100.0%		40,875	40,875	18.29	100.0%	Whole Foods Market
Chatham Crossing	Durham, NC	25.0%	(1)(3)	24,039	96,155	13.32	96.2%	Lowes Food	CVS/pharmacy
Cole Park Plaza	Durham, NC	25.0%	(1)(3)	20,564	82,258	10.36	47.8%		Dollar General
Hope Valley Commons	Durham, NC	100.0%		81,371	81,371	22.50	96.5%	Harris Teeter
Ravenstone Commons	Durham, NC	100.0%		60,424	60,424	14.82	97.7%	Food Lion
Avent Ferry	Raleigh-Cary, NC	100.0%		111,622	111,622	17.16	98.8%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC	100.0%		143,063	143,063	7.21	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC	100.0%		112,203	198,553	17.11	91.9%	Harris Teeter	(Kohl’s)
Harrison Pointe	Raleigh-Cary, NC	100.0%		130,934	130,934	17.01	85.3%	Harris Teeter	Staples
Heritage Station	Raleigh-Cary, NC	30.0%	(1)	20,592	77,669	19.43	98.3%	Harris Teeter
High House Crossing	Raleigh-Cary, NC	100.0%		90,155	90,155	14.30	90.1%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC	100.0%		114,396	114,396	21.71	95.6%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh-Cary, NC	100.0%		77,802	77,802	18.06	81.7%	Wal-Mart Neighborhood Market
Parkway Pointe	Raleigh-Cary, NC	100.0%		80,061	80,061	11.07	95.3%	Food Lion	Rite Aid
Six Forks Station	Raleigh-Cary, NC	100.0%		466,585	466,585	10.85	94.5%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond
Stonehenge Market	Raleigh-Cary, NC	100.0%		188,521	188,521	12.10	92.3%	Harris Teeter	SteinMart, Rite Aid
Surf City Crossing	Wilmington, NC	100.0%		63,016	63,016	10.91	93.1%	Harris Teeter
Waterford Village	Wilmington, NC	100.0%		89,715	89,715	21.02	89.9%	Harris Teeter
North Carolina Total:	# of Properties: 21			2,155,854	3,043,313	14.55	93.3%

Oklahoma
Town and Country	Oklahoma City, OK	100.0%		128,231	128,231	6.50	91.3%		Office Depot, Big Lots, Westlake Hardware, Aaron Rents
Oklahoma Total:	# of Properties: 1			128,231	128,231	6.50	91.3%

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA	20.0%	(1)(3)	14,790	136,551	17.27	92.2%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA	100.0%		97,177	97,177	13.72	96.8%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA	20.0%	(1)(3)	7,904	39,520	24.40	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties: 3			119,871	273,248	14.86	96.4%

South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC	25.0%	(1)(3)	21,530	86,120	14.92	86.7%	The Fresh Market
South Carolina Total:	# of Properties: 1			21,530	86,120	14.92	86.7%

Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR	100.0%		192,624	192,624	11.05	97.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR	30.0%	(1)	50,087	178,558	8.79	89.0%	Kroger	SteinMart, Marshalls, Home Goods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR	30.0%	(1)	18,551	66,838	13.10	80.6%	Kroger	SteinMart, Marshalls, Home Goods
Highland Square	Memphis, TN-MS-AR	100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR	30.0%	(1)	26,432	88,108	11.02	98.7%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR	100.0%		169,987	307,727	20.76	97.1%		(Target) Best Buy, Sports Authority, PetSmart, Staples
Summer Center	Memphis, TN-MS-AR	100.0%		139,021	139,021	9.99	94.8%	Kroger	Ross Dress for Less
Tennessee Total:	# of Properties: 6			611,192	987,366	13.42	95.5%

Texas
Bell Plaza	Amarillo, TX	15.0%	(1)	19,595	130,631	10.62	97.3%	United Supermarket	Dollar Tree
Crossroads	Beaumont-Port Arthur, TX	100.0%		115,798	115,798	4.85	98.3%	Market Basket	Beall’s, Baskin’s, Burke’s Outlet
North Park Plaza	Beaumont-Port Arthur, TX	50.0%	(1)(3)	70,036	302,606	13.83	89.4%		(Target), (Toys “R” Us)
Phelan West	Beaumont-Port Arthur, TX	66.7%	(1)(3)	15,552	82,221	12.81	100.0%	(Kroger)
North Towne Plaza	Brownsville-Harlingen, TX	100.0%		36,000	153,000	17.78	32.2%		(Lowe's)
Moore Plaza	Corpus Christi, TX	100.0%		371,650	599,622	13.86	98.2%	(H. E. B.)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Steinmart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX	100.0%		26,088	88,008	21.18	100.0%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX	70.0%	(1)	47,950	68,500	10.95	61.9%		Conn's
Horne Street Market	Dallas-Fort Worth-Arlington, TX	100.0%	(4)	42,267	42,267	N/A	100.0%		24 Hour Fitness
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX	100.0%		40,513	121,689	21.02	73.5%	(Tom Thumb)	(Walgreens)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	100.0%		355,259	465,259	13.31	90.3%	Sprouts Farmers Market	Sports Authority, PetsMart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	20.0%	(1)(3)	72,667	363,337	16.34	86.3%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,871	132,472	8.27	98.6%	Sellers Bros.	Palais Royal, Harbor Freight Tools
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	100.0%		56,969	56,969	20.87	100.0%	Trader Joe's	PetSmart
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	30.0%	(1)	10,524	41,273	26.74	100.0%	Randall’s
Braeswood Square	Houston-Baytown-Sugar Land, TX	100.0%		104,686	104,686	12.31	98.4%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,191	74,604	6.98	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	100.0%		183,940	183,940	29.59	97.8%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Champions Village	Houston-Baytown-Sugar Land, TX	30.0%	(1)	115,320	384,400	13.34	94.3%	Randall’s	SteinMart, Palais Royal, Cost Plus, Barnes & Noble

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Cullen Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,678	84,517	9.77	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX	100.0%		186,399	283,059	9.66	97.1%	Kroger	Babies “R” Us
Edgebrook	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,769	78,460	10.23	100.0%	Fiesta	Family Dollar
Fiesta Village	Houston-Baytown-Sugar Land, TX	15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX	100.0%		210,537	210,537	10.43	98.0%	Randall’s	Office Depot, Palais Royal, Spec's Liquor
Glenbrook Square	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,684	77,890	9.03	92.3%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,017	80,116	10.74	51.9%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	14,016	93,438	17.11	96.6%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H.E.B.
Heights Plaza	Houston-Baytown-Sugar Land, TX	100.0%		71,777	71,777	8.71	100.0%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	100.0%		180,226	279,226	13.94	100.0%	Kroger	Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,768	171,789	10.75	99.0%	Sellers Bros.	FAMSA, Dollar Tree, Fallas Paredes
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	100.0%		10,005	10,005	25.21	100.0%		Freebirds Burrito
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	9.97	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.46	96.8%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	8.72	88.3%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.73	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	18.68	97.9%		Old Navy, Home Goods, Marshalls, Ross Dress for Less
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,081	84,081	17.60	91.9%	Whole Foods Market
Market Street Shopping Center	Houston-Baytown-Sugar Land, TX	50.0%	(1)	24,569	49,138	6.73	100.0%	Sellers Bros.	Family Dollar
Montgomery Plaza	Houston-Baytown-Sugar Land, TX	100.0%		300,772	322,987	9.15	96.2%		Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's Liquor
North Oaks	Houston-Baytown-Sugar Land, TX	15.0%	(1)	60,778	405,186	10.42	94.0%		T.J. Maxx, Staples, Ross Dress for Less, Big Lots, Half Price Books, Anna's Linens, Hobby Lobby
North Triangle	Houston-Baytown-Sugar Land, TX	100.0%		16,060	16,060	21.74	67.6%		CiCi’s Pizza
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		173,288	173,288	13.60	98.9%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Northwest Crossing	Houston-Baytown-Sugar Land, TX	75.0%	(1)(3)	134,692	300,310	14.28	99.3%		(Target), Marshalls, Best Buy, Dollar Tree, Big Lots
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	12.14	99.1%	Kroger	Ross Dress for Less, Dollar Tree
Orchard Green	Houston-Baytown-Sugar Land, TX	100.0%		74,983	74,983	10.88	100.0%	Sellers Bros.	Family Dollar
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		96,526	196,506	9.30	84.8%	(Joe V's Smartshop)	Dollar Tree
Randall's/Cypress Station	Houston-Baytown-Sugar Land, TX	100.0%		140,624	140,624	12.51	85.0%		David's Bridal
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	30.0%	(1)	37,919	126,397	15.86	100.0%	Randall’s	CVS/pharmacy
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		93,944	93,944	20.77	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	28.88	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		248,663	248,663	28.88	96.1%		Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Rose-Rich	Houston-Baytown-Sugar Land, TX	100.0%		102,641	102,641	9.71	75.2%		Family Dollar, Palais Royal
Sheldon Forest North	Houston-Baytown-Sugar Land, TX	100.0%		22,040	22,040	10.23	100.0%	Gerland’s	Family Dollar
Sheldon Forest South	Houston-Baytown-Sugar Land, TX	50.0%	(1)	37,670	75,340	10.23	100.0%	Gerland’s	Burke’s Outlet
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		182,541	182,541	7.70	89.6%		Rexel

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	70.0%	(1)	173,060	272,350	12.68	97.9%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX	15.0%	(1)	18,789	125,260	9.98	95.5%	Food-A-Rama	CVS/pharmacy, Family Dollar, Palais Royal
Spring Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	8,875	59,166	8.75	93.1%	Sellers Bros.	Family Dollar
Stella Link	Houston-Baytown-Sugar Land, TX	100.0%		70,087	70,087	9.11	94.4%	Sellers Bros.	Burke’s Outlet, Spec’s Liquor Warehouse
Ten Blalock Square	Houston-Baytown-Sugar Land, TX	100.0%		97,277	97,277	15.13	100.0%	99 Ranch Market
Village Arcade	Houston-Baytown-Sugar Land, TX	100.0%		57,203	57,203	37.41	100.0%		Gap, Baby Gap, Chicos
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	100.0%		28,371	28,371	37.41	100.0%		Talbots
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	100.0%		107,134	107,134	37.41	95.8%		Banana Republic, Express, Ann Taylor
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	57.8%	(1)(3)	283,399	495,204	12.73	97.9%	H. E. B.	PetSmart, Babies "R" Us, Academy, Tiger Direct
Westchase Center	Houston-Baytown-Sugar Land, TX	100.0%		231,477	331,027	12.44	97.5%	Randall's	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX	100.0%		130,041	130,041	14.77	100.0%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Killeen Marketplace	Killeen-Temple-Fort Hood, TX	100.0%		115,203	251,137	12.15	97.0%		Best Buy, Ross Dress for Less, Staples, (Home Depot)
North Creek Plaza	Laredo, TX	100.0%		239,897	481,764	14.00	95.9%	(H. E. B.)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	14.04	100.0%	H. E. B.
Angelina Village	Lufkin, TX	100.0%		248,199	248,199	9.09	91.6%		Kmart, Conn's
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	143,968	500,067	10.53	96.8%		(Target), (Mervyn’s), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	20,315	243,821	24.30	74.3%	(Wal-Mart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	56,456	301,174	17.35	95.6%		(Wal-Mart), Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	37,732	75,465	16.47	95.1%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	176,520	484,949	14.60	99.1%	H.E.B.	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	51,851	103,702	11.43	100.0%	H. E. B.
Starr Plaza	Rio Grande City, TX	50.0%	(1)(3)	88,346	176,693	11.54	97.0%	H. E. B.	Beall’s, Dollar General
Fiesta Trails	San Antonio, TX	100.0%		306,370	482,370	15.19	99.3%	(H. E. B.)	(Target), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens
Oak Park Village	San Antonio, TX	30.0%	(1)	19,286	64,287	9.54	100.0%	H. E. B.
Parliament Square	San Antonio, TX	100.0%		64,950	64,950	11.61	86.8%		Family Dollar
Parliament Square II	San Antonio, TX	100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks	San Antonio, TX	15.0%	(1)	24,348	162,322	10.70	95.4%	H. E. B.	Beall’s, Tuesday Morning
Valley View	San Antonio, TX	100.0%		91,544	91,544	11.19	95.7%		Marshalls, Dollar Tree
Westwood Center	San Antonio, TX	100.0%		68,753	77,758	17.86	70.3%		(Wal-Mart)
Broadway	Tyler, TX	100.0%		60,400	60,400	7.95	87.6%		SteinMart
Texas Total:	# of Properties: 83			8,218,766	14,462,304	14.25	95.2%

Utah
Alpine Valley Center	Provo-Orem, UT	33.3%	(1)(3)	30,382	224,654	16.21	100.0%	(Super Target)	Old Navy, Justice, Dollar Tree, Office Depot
300 West	Salt Lake City, UT	31.8%	(1)(3)	14,009	182,119	25.46	100.0%		(Target)
Taylorsville Town Center	Salt Lake City, UT	100.0%		90,157	130,214	17.21	92.8%	(The Fresh Market)	Rite Aid

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
West Jordan Town Center	Salt Lake City, UT	100.0%		182,099	304,899	12.11	89.5%		(Target), Petco, Office Depot
Utah Total:	# of Properties: 4			316,647	841,886	14.30	91.9%

Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA	20.0%	(1)(3)	15,533	143,012	16.33	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA	20.0%	(1)(3)	18,055	90,273	16.95	27.0%		Dollar Tree
Promenade 23	Seattle-Tacoma-Bellevue, WA	100.0%		96,660	96,660	14.98	90.6%	Red Apple Grocers	Walgreens
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA	20.0%	(1)(3)	21,485	107,423	19.06	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA	20.0%	(1)(3)	26,802	134,010	17.22	97.8%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties: 5			178,535	571,378	16.11	87.1%

Total Retail Properties	# of Properties: 286			30,824,413	52,505,476	15.14	93.7%
Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ	100.0%		21,122	21,122				Endurance Rehab, Weingarten Realty Regional Office
Arizona Total:	# of Properties: 1			21,122	21,122

Tennessee
Crowfarn Drive Warehouse	Memphis, TN-MS-AR	20.0%	(1)(3)	31,770	158,849				C.M.I. Freight-Trans Inc., Memphis Distribution Services
Outland Business Center	Memphis, TN-MS-AR	20.0%	(1)(3)	82,088	410,438				Vistar Tennessee, Kuehne + Nagel, TricorBraun
Tennessee Total:	# of Properties: 2			113,858	569,287

Texas
1919 North Loop West	Houston-Baytown-Sugar Land, TX	100.0%		138,058	138,058				State of Texas
Citadel Plaza	Houston-Baytown-Sugar Land, TX	100.0%		121,000	121,000				Weingarten Realty Investors Corporate Office
Houston Cold Storage Warehouse	Houston-Baytown-Sugar Land, TX	100.0%		129,271	129,271				Preferred Freezer Services
Texas Total:	# of Properties: 3			388,329	388,329

Total Other Properties	# of Properties: 6			523,309	978,738

Total Operating Properties	# of Properties: 292			31,347,722	53,484,214
New Development
Texas
Tomball Marketplace	Houston-Baytown-Sugar Land, TX	100.0%	(2)	78,250	232,071
Texas Total:	# of Properties: 1			78,250	232,071
Virginia
Hilltop Village	Washington, DC-VA-MD-WV	100.0%	(1)(2)	0	0
Virginia Total:	# of Properties: 1			0	0

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others

Total New Developments	# of Properties: 2			78,250	232,071
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City					312,761
Lon Adams Rd at Tangerine Farms Rd, Marana					422,532
Southern Avenue and Signal Butte Road, Mesa					63,162
Arizona Total:					798,455
California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley					138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley					473,497
California Total:					612,453
Colorado
Highway 85 and Highway 285, Sheridan					792,792
Colorado Total:					792,792
Florida
Young Pines and Curry Ford Rd, Orange County					132.422
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr, St. Augustine					228,254
Florida Total:					652,964
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Louisiana
Ambassador Caffery at W. Congress, Lafayette					34,848
Louisiana Total:					34,848
Nevada
SWC Highway 215 at Decatur, Las Vegas					707,414
Nevada Total:					707,414
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					510,959
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,722,339
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					394,218

Weingarten Realty Investors
Property Listing
As of December 31, 2012

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
River Pointe Drive at Interstate 45, Conroe					72,745
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Kirkwood at Dashwood Drive, Houston					321,908
Mesa Road at Tidwell, Houston					105,501
Northwest Freeway at Gessner, Houston					117,612
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,560,319
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd at A.W. Grimes Blvd, Round Rock					100,188
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd, San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,367,407
Utah
South 300 West & West Paxton Avenue, Salt Lake City					201,683
Utah Total:					201,683
Total Unimproved Land					27,498,430

Other Topics of Interest

Weingarten Realty Investors
Reconciliation of Impairment Transactions
(in thousands, except per share amounts)

	Three Months Ended December 31, 2012		Twelve Months Ended December 31, 2012 (3)
		Per Share		Per Share
Summary of Impaired Items (at pro rata) :
Properties Held for Sale or Sold (1)	$26	$—	$5,454	$0.05
Properties Marketed for Sale or Sold	—	—	23,320	0.19
Investments in Real Estate Joint Ventures (2)	—	—	6,608	0.05
Total Impairment Loss	$26	$—	$35,382	$0.29

Financial Statement Impact of Impairment Loss:
Impairment Loss	$—	$—	$9,982	$0.08
Discontinued Operations	26	—	5,454	0.05
Equity In Loss of Real Estate Joint Ventures and Partnerships, net	—	—	19,946	0.16
Total Impairment Loss	$26	$—	$35,382	$0.29

(1)	Amounts reported are based on third party offers.

(2)	Amounts reported were based on current indications of value.

(3)	For the twelve months ended December 31, 2012, reclassification adjustments for certain properties have been made to conform to the current year presentation.

Weingarten Realty Investors
Ground Lease Summary
December 31, 2012
(in thousands, except number of leases and per share amounts)

Use Description	Number of Leases	WRI Share GLA	WRI Share ABR	WRI Share ABR $/SF

Home Improvement	2	220	$781	$3.55
Discount Department Store	10	836	3,646	4.36
Full-Service Restaurant	52	218	4,105	18.81
Fast Food	68	173	4,063	23.46
Bank	37	95	2,555	27.01
Supermarket	22	865	5,129	5.93
Pharmacy	6	105	838	7.97
Theater	1	56	377	6.74
Gas Station	10	19	963	49.55
Other Hardline Retailers	3	80	426	5.31
Other	18	117	872	7.50
Total	229	2,784	$23,755	$8.53